Exhibit 21.1

Surgical Care Affiliates, Inc

List of Subsidiaries as of February 20, 2017

Legal Name of Subsidiary	Doing Business Name (if applicable)	State of Organization
Advanced Surgical Hospital, LLC		PA
Advocate Condell Ambulatory Surgery Center, LLC	Advocate Surgery Center - Libertyville	IL
Advocate Sherman Ambulatory Surgery Center, LLC		IL
Advocate-SCA Partners, LLC		DE
Alaska Spine Center LLC		AK
Alaska Surgery Center, Inc.		AK
Alaska Surgery Center, Limited Partnership	Alaska Surgery Center	AK
Alliance Surgical Center, LLC		FL
Aloha Surgical Center, LLC	Aloha Surgical Center	TN
Antelope Valley Surgery Center, L.P.	Antelope Valley Surgery Center	CA
Arcadia Outpatient Surgery Center, L.P.	Arcadia Outpatient Surgery Center	CA
Arise Healthcare System, LLC	Arise Austin Medical Center	DE
Arlington Surgery Center, LLC	Texas Health Surgery Center Arlington	TX
Arrowlytics Investors, LLC		NC
Arrowlytics LLC		NC
ASC Connecticut Holdings, LLC		DE
ASC Holdings of New Jersey, LLC		NJ
ASC Network, LLC		DE
ASC Operators, LLC		CA
ASC Operators-East Bay, LLC		CA
ASC Operators-San Francisco, LLC		CA
ASC Operators-San Luis Obispo, LLC		CA
ASC Operators-Santa Rosa, LLC		CA
ASC Operators-South Bay, LLC		CA
ASC Pacific Ventures, LLC		DE
Athens ASC Holdings, LLC		GA
Auburn Surgical Center, L.P.	Sutter Auburn Surgery Center	CA
Audubon Ambulatory Surgery Center, LLC		CO
Austin Center For Outpatient Surgery, L.P.	Northwest Hills Surgical Hospital	GA
B.R.A.S.S. Partnership in Commendam	B.R.A.S.S. Surgery Center	LA
Bakersfield Physicians Plaza Surgical Center, L.P.	Physicians Plaza Surgical Center	TN
Bakersfield-SC, LLC		DE
Ball Outpatient Surgery Center, LLC		IN
Barranca Surgery Center, LLC		DE
Beach Surgical Holdings II, LLC		CA
Beach Surgical Holdings III, LLC		CA

Beach Surgical Holdings LLC		CA
Belleville Surgical Center, Ltd., an Illinois Limited Partnership	Belleville Surgical Center; Physicians' Surgical Center	IL
Beltway Surgery Centers, L.L.C.

IU Health Beltway Surgery Centers; Indiana University Health Beltway Surgery Centers; Glen Lehman Endoscopy Suite; Indiana Hand to Shoulder Beltway Surgery Center; Beltway Surgery Center Spring Mill; Multi-Specialty Surgery Center

IN
Bergan Mercy Surgery Center, LLC		NE
Bergen-Passaic Cataract Laser and Surgery Center, LLC	Bergen-Passaic Eye Surgery Center	DE
Birmingham Outpatient Surgery Center, Ltd.	Outpatient Care Center	AL
Birmingham Outpatient Surgical Center, LLC		DE
Blackstone Valley Surgicare Acquisition, L.P.	Blackstone Valley Surgicare	RI
Blackstone Valley Surgicare GP, LLC		DE
Blue Ridge Day Surgery Center, L.P.	Blue Ridge Surgery Center	TN
Blue Ridge GP, LLC		NC
Boca Raton Outpatient Surgery & Laser Center, LTD.	Boca Raton Outpatient Surgery & Laser Center	FL
BOSC Holdings, LLC		IN
BSC Holdings, LLC		IN
Cabin Enterprises, LLC		DE
Cabin Holdings, LLC		DE
Camp Hill Ambulatory Centers		PA
Camp Hill-SCA Centers, LLC		DE
Castle Ambulatory Surgery Center, LLC	Windward Surgery Center	HI
Cedar Park Surgery Center, LLC		TX
Center for Surgery of North Coast L.P.	Center for Surgery of Encinitas	CA
Centura-SCA Holdings, LLC		CO
Channel Islands Surgicenter Properties, LLC		DE
Channel Islands Surgicenter, L.P.	Channel Islands Surgicenter	CA
Charleston Surgery Center Limited Partnership	Charleston Surgery Center	SC
Charlotte Surgery Center, Limited Partnership	Charlotte Surgery Center	NC
Charlotte Surgery Properties, LTD.		NC
Charlotte-SC, LLC		DE
Childrens Surgery Center LLC	Maitland Surgery Center	FL
Citrus Regional Surgery Center, L.P.	Citrus Surgery Center	TN
Cleburne Surgical Center, LLC	Texas Health Surgical Center Cleburne	TX
Clinton Partners, LLC	Premier Surgical Center of Michigan	MI
Colorado Springs Surgery Center, Ltd.	Colorado Springs Surgery Center	CO
Connecticut Surgery Center, Limited Partnership	Connecticut Surgery Center	CT
Connecticut Surgery Properties, LLC		DE
Connecticut Surgical Center, LLC		DE
Corpus Christi Endoscopy Center, L.L.P.		TX
Danbury Surgical Center, L.P.	Danbury Surgical Center	GA
Denton Surgery Center, LLC		TX

Diagnostic and Interventional Surgical Center, LLC		CA
Digestive Disease Center, L.P.	MemorialCare Digestive Care Center Saddleback Memorial, An Affiliate of SCA	CA
DISC Surgery Center at Newport Beach, LLC		CA
Dublin Surgery Center, LLC		OH
E Street Endoscopy, LLC	West Coast Endoscopy Center	FL
Eagle Highlands Surgery Center, LLC	Indiana University Health Eagle Highlands Surgery Center; IU Health Eagle Highlands Surgery Center; Meridian South Surgery Center	IN
East Bay Endoscopy Center, L.P.		DE
East Brunswick Surgery Center, LLC	University SurgiCenter	NJ
eCode Solutions, LLC		DE
EHSC Holdings, LLC		IN
Emerald Coast Surgery Center, L.P.	Emerald Coast Surgery Center	FL
Endoscopy Center Affiliates, Inc.		DE
EWASC Holdings, LLC		IN
Executive Surgery Center, L.L.C.		TX
Fayetteville Ambulatory Surgery Center, L.P.	Fayetteville Ambulatory Surgery Center	NC
Florence Surgery Center, L.P.	Shoals Outpatient Surgery	TN
Fort Sutter Medical Building, a California Limited Partnership		CA
Fort Sutter Surgery Center, a California Limited Partnership	Fort Sutter Surgery Center	CA
Fort Worth Endoscopy Centers, LLC	Fort Worth Endoscopy Center; Southwest Fort Worth Endoscopy Center	TX
Franklin Surgical Center LLC		NJ
Gadsden Surgery Center, LLC		DE
Gadsden Surgery Center, Ltd.	Gadsden Surgery Center	AL
Gainesville Surgery Center, L.P.	Gainesville Surgery Center	TN
Geisinger-SCA Holdings, LLC		DE
Gladiolus Surgery Center, L.L.C.		FL
GLBESC, LLC	MemorialCare Surgical Center Long Beach, An Affiliate of SCA	DE
Glenwood Surgical Center, L.P.	Glenwood Surgery Center	CA
Glenwood-SC, Inc.		TN
Golden Gate Endoscopy Center, LLC		CA
Golden Triangle Surgicenter, L.P.	Golden Triangle Surgicenter	CA
Grandview Surgery Center, LTD.	Grandview Surgery Center	PA
Greater New Haven ASC, LLC		CT
Greensboro Specialty Surgery Center, LLC	Greensboro Specialty Surgical Center	NC
Greenville Surgery Center, LLC	Greenville Surgery Center	TX
Grossmont Surgery Center, L.P.	Grossmont Surgery Center	CA
Grove Place Surgery Center, L.L.C.		FL
H.I. Investments Holding Company, LLC		DE
Hawthorn Place Outpatient Surgery Center, L.P.	Hawthorn Surgery Center	GA
Hays Surgery Center, LLC		TX

Health Inventures Employment Solutions, LLC		DE
Health Inventures, LLC		DE
HealthEast Surgery Center-Maplewood, LLC	Maplewood Surgery Center	MN
HFHS-SCA Holdings, LLC		MI
Honolulu Surgery Center, L.P.	Surgicare of Hawaii	TN
Idaho ASC Holdings, LLC		DE
IEC Holdings, LLC		IN
Indian River Surgery Center, Ltd.	Indian River Surgery Center	FL
Indian River Surgery Properties, LLC		FL
Indiana Endoscopy Centers, LLC	Indiana University Health Endoscopy Centers; IU Health Endoscopy Centers	IN
Indiana University Health Saxony Surgery Center LLC	Saxony Surgery Center	IN
Inland Surgery Center, L.P.	Inland Surgery Center	CA
IU Health East Washington Ambulatory Surgery Center, LLC	East Washington Ambulatory Surgery Center	IN
Joliet Surgery Center Limited Partnership	Amsurg Surgery Center	IL
Lackawanna Physicians Ambulatory Surgery Center, LLC	North East Surgery Center	PA
Lexington Surgery Center, Ltd.	Lexington Surgery Center	KY
Liberty Anesthesia Services, LLC		IL
Louisville S.C., Ltd.	Surgecenter of Louisville	KY
Louisville-SC Properties, Inc.		KY
Loyola Ambulatory Surgery Center at Oakbrook, Inc.		IL
Loyola Ambulatory Surgery Center at Oakbrook, L.P.	Loyola Ambulatory Surgery Center at Oakbrook	IL
Marin Health Ventures, LLC	Marin Specialty Surgery Center	CA
Marin Specialty Surgery Center, LLC		CA
Marin Surgery Holdings, Inc.		DE
Maryland Ambulatory Centers		MD
Maryland-SCA Centers, LLC		DE
McKenzie Surgery Center, L.P.	McKenzie Surgery Center	TN
Medical Surgical Centers of America, Inc.		DE
Melbourne Surgery Center, LLC	Melbourne Surgery Center	GA
Memorial City Holdings, LLC		DE
MemorialCare Surgical Center at Orange Coast, LLC	Orange Coast Center for Surgical Care	CA
MemorialCare Surgical Center at Saddleback, LLC	MemorialCare Surgical Center Saddleback Memorial, An Affiliate of SCA; MemorialCare Surgical Center Laguna Woods, An Affiliate of SCA; MemorialCare Surgical Center Laguna Niguel	CA
Memphis-SC, LLC		TN
Memphis-SP, LLC		TN
Metropolitan Medical Partners, LLC	Surgery Center of Chevy Chase	MD
MGH/SCA, LLC		CA
Miami Surgery Center, LLC	The Surgery Center of Doral	DE
Midwest Center for Day Surgery, LLC		IL

Mississippi Medical Plaza, L.C.	Mississippi Valley Surgery Center, L.C.; Mississippi Valley Health Management Solutions	IA
Mississippi Surgery Holdings, LLC		DE
Mississippi Surgical Center Limited Partnership		MS
Mobile-SC, LTD.	Mobile Surgery Center	AL
Montgomery Surgery Center Limited Partnership	Montgomery Surgery Center	MD
Mountain View Endoscopy Center, LLC		CA
Mt. Pleasant Surgery Center, L.P.	Mt. Pleasant Surgery Center	TN
Muskogee Surgical Investors, LLC		OK
Naperville Surgical Centre, LLC		IL
Nashville-SCA Surgery Centers, Inc.		TN
National Surgery Centers, LLC		DE
National Surgery Centers-Santa Monica, LLC		DE
Nebraska Spine Hospital, LLC		NE
North Coast Surgery Center, Ltd., a California Limited Partnership	North Coast Surgery Center	CA
North Dallas Surgical Center, LLC	Texas Health Surgery Center Addison	DE
Northern Rockies Surgery Center, L.P.	Northern Rockies Surgery Center	TN
Northern Rockies Surgicenter, Inc.		MT
Northwest Surgicare, LLC		DE
Northwest Surgicare, Ltd., an Illinois Limited Partnership	Northwest Surgicare	IL
NSC Channel Islands, LLC		CA
NSC Fayetteville, LLC		DE
NSC Greensboro West, LLC		DE
NSC Greensboro, LLC		DE
NSC Lancaster, LLC		DE
NSC Seattle, Inc.		WA
NSC Upland, LLC		DE
NYSCA, LLC		NY
Ophthalmology Surgery Center of Dallas, LLC		TX
Orlando Center for Outpatient Surgery, L.P.	Orlando Center for Outpatient Surgery	GA
Owensboro Ambulatory Surgical Facility, Ltd.	Owensboro Surgery Center	KY
Paoli Ambulatory Surgery Center		PA
Paoli Surgery Center, L.P.	Paoli Surgery Center	TN
Parkway Surgery Center, LLC		DE
PASC Real Estate, LLC		CO
Pasteur Plaza Surgery Center GP, Inc.		DE
Peninsula Eye Surgery Center, LLC		CA
Perimeter Center for Outpatient Surgery, L.P.	Perimeter Surgery Center of Atlanta	GA
Physicians Plaza Holdings, LLC		CA
Pocono Ambulatory Surgery Center, Limited		PA
Pomerado Outpatient Surgical Center, Inc.		CA

Pomerado Outpatient Surgical Center, L.P.	Rancho Bernardo Surgery Center	CA
Portland Surgery Center, LLC		OR
Premier Surgery Center of Louisville, L.P.	Premier Surgery Center of Louisville	TN
PS Center, LLC	MemorialCare Surgical Center at Newport-Mesa	CA
Pueblo Ambulatory Surgery Center, LLC	Pueblo Surgery Center	CO
Pueblo-SCA Surgery Center, LLC		DE
Redding Surgery Center, LLC	Apogee Surgery Center	CA
Redlands Ambulatory Surgery Center		CA
Redlands-SCA Surgery Centers, Inc.		CA
Redwood City Endoscopy Suite, LLC		CA
River Valley ASC, LLC		CT
ROC Surgery LLC	Riley Outpatient Surgery Center at Indiana University Health; Riley Outpatient Surgery Center at IU Health; Riley Outpatient Surgery Center	IN
ROCS Holdings, LLC		IN
Sacramento Surgery Center Associates, L.P.	Capitol City Surgery Center	CA
Saint Joseph East ASC, LLC		CO
Saint Joseph-SCA Holdings, LLC		DE
Salem Surgery Center, LLC	Northbank Surgical Center	OR
San Diego Endoscopy Center	San Diego Endoscopy Center	CA
San Diego Sports and Minimally Invasive Surgery Center, LLC		DE
San Francisco Endoscopy Center LLC		CA
San Luis Obispo Surgery Center, a California Limited Partnership	San Luis Obispo Surgery Center	CA
Sand Lake SurgiCenter, LLC	Sand Lake Surgery Center	FL
Santa Barbara Endoscopy Center, LLC		CA
Santa Cruz Endoscopy Center, LLC		CA
Santa Rosa Surgery Center, L.P.	The Surgery Center of Santa Rosa	TN
SC Affiliates, LLC		DE
SCA Athens, LLC		DE
SCA Austin Holdings, LLC		DE
SCA Austin Medical Center Holdings, LLC		DE
SCA BOSC Holdings, LLC		DE
SCA California Surgical Holdings LLC		DE
SCA Capital, LLC		DE
SCA Cedar Park Holdings, LLC		DE
SCA Danbury Surgical Center, LLC		DE
SCA Development, LLC		DE
SCA eCode Solutions Private Limited		Uttar Pradesh, India
SCA EHSC Holdings, LLC		DE
SCA EWASC Holdings, LLC		DE
SCA Hays Holdings, LLC		DE
SCA Holding Company, Inc.		DE

SCA Holdings, Inc.		CA
SCA Idaho Holdings, LLC		DE
SCA IEC Holdings, LLC		DE
SCA Indiana Holdings, LLC		DE
SCA International, LLC		DE
SCA JV II, LLC		DE
SCA JV, LLC		DE
SCA Nashville ASC, LLC	Nashville Surgery Center	TN
SCA of Clarksville, Inc.		TN
SCA Pacific Holdings, Inc.		CA
SCA Pennsylvania Holdings, LLC		DE
SCA Premier Surgery Center of Louisville, LLC		DE
SCA Rockledge JV, LLC		DE
SCA ROCS Holdings, LLC		DE
SCA Southwestern PA, LLC		DE
SCA Specialists of Florida, LLC		DE
SCA SSC Holdings, LLC		DE
SCA SSSC Holdings, LLC		DE
SCA Stonegate Holdings, LLC		DE
SCA Surgery Center of Cullman, LLC		DE
SCA Surgery Holdings, LLC		DE
SCA Surgery Partners, LLC		DE
SCA Surgicare of Laguna Hills, LLC		DE
SCA-Albuquerque Surgery Properties, Inc.		NM
SCA-Alliance, LLC		DE
SCA-Blue Ridge, LLC		DE
SCA-Brazil, LLC		DE
SCA-Centracare Holdings, LLC		DE
SCA-Central Florida, LLC		DE
SCA-Charleston, LLC		DE
SCA-Chevy Chase, LLC		DE
SCA-Citrus, Inc.		TN
SCA-Colorado Springs, LLC		DE
SCA-Davenport, LLC		DE
SCA-Doral, LLC		DE
SCA-Dublin, LLC		DE
SCA-Encinitas, Inc.		DE
SCA-Eugene, Inc.		TN
SCA-Florence, LLC		DE
SCA-Fort Collins, Inc.		CO
SCA-Fort Walton, Inc.		TN

SCA-Franklin, LLC	DE
SCA-Frederick, LLC	DE
SCA-Gainesville, LLC	DE
SCA-Gladiolus, LLC	DE
SCA-Greater Hartford, LLC	DE
SCA-Grove Place, LLC	DE
SCA-Hagerstown, LLC	DE
SCA-Hamden, LLC	DE
SCA-Hilton Head, LLC	DE
SCA-Honolulu, LLC	DE
SCA-Houston Executive, LLC	DE
SCA-Illinois, LLC	DE
SCA-IT Holdings, LLC	DE
SCA-Main Street, LLC	DE
SCA-Marina del Rey, LLC	CA
SCA-MC VBP, Inc.	DE
SCA-Mecklenburg Development Corp.	NC
SCA-Memorial City, LLC	DE
SCA-Merritt, LLC	DE
SCA-Midway Management, LLC	IL
SCA-Midwest, LLC	DE
SCA-Minnesota, LLC	DE
SCA-Mobile, LLC	DE
SCA-Mokena Properties, LLC	DE
SCA-Mokena, LLC	DE
SCA-Mt. Pleasant, LLC	DE
SCA-Naperville, LLC	DE
SCA-ND VBP, Inc.	DE
SCA-New Jersey, LLC	DE
SCA-Newport Beach, LLC	CA
SCA-Northeast Georgia Health, LLC	TN
SCA-Paoli, LLC	DE
SCA-Phoenix, LLC	DE
SCA-Pocono, LLC	DE
SCA-Portland, LLC	DE
SCA-River Valley, LLC	DE
SCA-Rockville, LLC	DE
SCA-San Diego, Inc.	DE
SCA-San Luis Obispo, LLC	DE
SCA-Sand Lake, LLC	DE
SCA-Santa Rosa, Inc.	NV

SCA-Shelby Development Corp.		TN
SCA-Somerset, LLC		DE
SCA-South Carolina, LLC		DE
SCA-South Jersey, LLC		DE
SCA-Sovereign Santa Monica, LLC		DE
SCA-Sparta, LLC		DE
SCA-St. Louis, LLC		DE
SCA-Surgicare, LLC		DE
SCA-SwiftPath, LLC		DE
SCA-Wake Forest, LLC		DE
SCA-Western Connecticut, LLC		DE
SCA-Wilmington, LLC		DE
SCA-Wilson, LLC		DE
SCA-Winchester, LLC		DE
SCA-Winter Park, Inc.		TN
Seashore Surgical Institute, L.L.C.		NJ
Senate Street Surgery Center, LLC	Indiana University Health Senate Street Surgery Center; IU Health Senate Street Surgery Center	IN
SHC Atlanta, LLC		DE
SHC Austin, Inc.		GA
SHC Hawthorn, Inc.		GA
SHC Melbourne, Inc.		GA
Shelby Surgery Properties, Inc.		TN
Somerset Outpatient Surgery, L.L.C.	Raritan Valley Surgery Center	NJ
South County Surgical Center, LLC	South County Surgical Center	MO
South Placer Surgery Center, L.P.		CA
Southwest Surgery Center, LLC	Center for Minimally Invasive Surgery	IL
Southwest Surgical Center of Bakersfield, L.P.	Southwest Surgical Center	CA
Space Coast Surgical Center, Ltd.		FL
Specialists in Urology Surgery Center, LLC		FL
Specialty Surgical Center, LLC		NJ
SPINETRACK 20/20, INC.		CA
SSC Holdings, LLC		IN
SSSC Holdings, LLC		IN
St. Cloud Outpatient Surgery, Ltd., a Minnesota Limited Partnership	St. Cloud Surgical Center	MN
St. Cloud Surgical Center, LLC		DE
Staten Island ASC, LLC		NY
Stonegate Surgery Center, L.P.		TX
SunSurgery, LLC		DE
Surgery Center Holding, LLC		DE
Surgery Center of Athens, LLC		GA

Surgery Center of Boca Raton, Inc.		FL
Surgery Center of Clarksville, L.P.	Surgery Center of Clarksville	TN
Surgery Center of Colorado Springs, LLC		DE
Surgery Center of Cullman, LLC	Surgery Center of Cullman	AL
Surgery Center of Des Moines, LLC		DE
Surgery Center of Easton, LLC		DE
Surgery Center of Ellicott City, Inc.		DE
Surgery Center of Fairfield County, LLC	Surgery Center of Fairfield County	DE
Surgery Center of Fort Collins, LLC	Surgery Center of Fort Collins	CO
Surgery Center of Lexington, LLC		DE
Surgery Center of Louisville, LLC		DE
Surgery Center of Maui, LLC		DE
Surgery Center of Muskogee, LLC		DE
Surgery Center of Rockville, L.L.C.		MD
Surgery Center of Southern Pines, LLC		DE
Surgery Center of Spokane, LLC		DE
Surgery Center of Summerlin, LLC		DE
Surgery Center of Vero Beach, Inc.		TN
Surgery Center of Wilmington Properties, LLC		NC
Surgery Center of Wilmington, LLC		NC
Surgery Center of Wilson, LLC	Eastern Regional Surgical Center	NC
Surgery Centers of Des Moines, Ltd., an Iowa Limited Partnership		IA
Surgery Centers-West Holdings, LLC		DE
Surgical Care Affiliates Political Action Committee		AL
Surgical Care Affiliates, Inc.		DE
Surgical Care Affiliates, LLC		DE
Surgical Care Partners of Melbourne, LLC		DE
Surgical Caregivers of Fort Worth, LLC	Fort Worth Surgery Center	TX
Surgical Center at Premier, LLC	Surgical Center at Premier	TN
Surgical Center of Greensboro, LLC		NC
Surgical Center of San Diego, LLC		CA
Surgical Center of South Jersey, Limited Partnership	Surgical Center of South Jersey	NJ
Surgical Center of Tuscaloosa Holdings, LLC		AL
Surgical Health Of Orlando, Inc.		FL
Surgical Health, LLC		DE
Surgical Holdings, Inc.		DE
Surgical Hospital Holdings of Oklahoma, LLC		DE
Surgical Hospital of Oklahoma, L.L.C.		OK
Surgical Specialty Hospital of Arizona, LLC	The CORE Institute Specialty Hospital	AZ
Surgicare of Belleville, LLC		DE
Surgicare of Central Jersey, LLC		NJ

Surgicare of Jackson, LLC		DE
Surgicare of Jackson, Ltd., a Mississippi Limited Partnership	Surgicare of Jackson	MS
Surgicare of Joliet, Inc.		IL
Surgicare of La Veta, Inc.		CA
Surgicare of La Veta, Ltd., a California Limited Partnership	La Veta Surgical Center	CA
Surgicare of Minneapolis, LLC		DE
Surgicare of Minneapolis, Ltd., a Minnesota Limited Partnership	Centennial Lakes Surgery Center	MN
Surgicare of Mobile, LLC		DE
Surgicare of Mobile, Ltd.	Surgicare of Mobile	AL
Surgicare of Oceanside, Inc.		CA
Surgicare of Owensboro, LLC		DE
Surgicare of Salem, LLC		DE
Surgicare, LLC		IN
Surgicenters of Southern California, Inc.		CA
Sutter Alhambra Surgery Center, L.P.	Sutter Alhambra Surgery Center	CA
SwiftPath Program, LLC		WA
Texas Health Craig Ranch Surgery Center, LLC	Texas Health Surgery Center Craig Ranch	TX
Texas Health Flower Mound Orthopedic Surgery Center, LLC		TX
Texas Health Orthopedic Surgery Center Alliance, LLC		TX
Texas Health Surgery Center Preston Plaza, LLC		TX
Texas Health Surgery Center Rockwall, LLC		TX
Texas Health Surgery Center South Arlington LLC		TX
The Eye Surgery Center of the Carolinas, L.P.	The Eye Surgery Center of the Carolinas	NC
The Outpatient Surgery Center of Hilton Head, LLC		SC
The Surgery Center of Easton, L.P.	The Surgery Center of Easton	TN
The Surgical Center at Tenaya, L.P.	The Surgical Center at Tenaya	TN
The Surgical Center of Connecticut, LLC		CT
Thomas Johnson Surgery Center, LLC		MD
Thousand Oaks Endoscopy Center, LLC	Thousand Oaks Endoscopy Center	CA
Three Rivers Surgical Care, L.P.	Three Rivers Surgical Care	TN
Trauma Surgery Affiliates, LLC		TX
Treasure Valley Emerald Properties, LLC		DE
Treasure Valley Hospital Limited Partnership	Treasure Valley Hospital	ID
Treasure Valley Surgery Center - Nampa, LP		DE
Tri-City Medical Center ASC Operators, LLC		CA
Tuscaloosa Surgical Center, L.P.	Tuscaloosa Surgical Center	AL
UCSD Ambulatory Surgery Center, LLC	University Ambulatory Surgery Center	DE
UCSD-SCA Holdings I, LLC		DE
UCSD-SCA Holdings II, LLC		DE
UPHT-SCA Holdings, LLC		DE
Upland Outpatient Surgical Center, L.P.	Upland Outpatient Surgical Center	CA

Upland Specialty Medical Center, a California General Partnership		CA
USC/SCA Surgical Holdings, LLC		DE
Valley Hospital, L.L.C.		WA
Virtua-SCA Holdings, LLC		NJ
Wake Forest Ambulatory Ventures, LLC		NC
Walnut Creek Endoscopy Center LLC		CA
Wauwatosa Outpatient Surgery Center, LLC		DE
Wauwatosa Surgery Center, Limited Partnership	Wauwatosa Surgery Center	WI
Wayland Square Surgicare Acquisition, L.P.	Wayland Square Sugicare	RI
Wayland Square Surgicare GP, Inc.		RI
West Coast Endoscopy Holdings, LLC		DE
Wilson Creek Surgical Center, LLC	Stonebridge Surgery Center	TX
Winchester Endoscopy, LLC		IL
Winter Park Surgery Center, L.P.	Physician's Surgical Care Center	TN
Winter Park, LLC		TN